                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 24, 1997



                       ADVANTAGE MARKETING SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)




        OKLAHOMA                        33-80629                73-1323256
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)


2601 NORTHWEST EXPRESSWAY, SUITE 1210W
      OKLAHOMA CITY, OKLAHOMA                           73112-7293
(Address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code:  (405) 842-0131

ITEM 5.  OTHER EVENTS

    The Company completed the acquisition of all of the assets of Stay 'N Shape International, Inc., Solution Products International, Inc., Nation of Winners, Inc., and Now International, Inc. on April 16, 1997, as reported pursuant to Form 8-K filed with the Commission on May 1, 1997. The Company has included within this Report the unaudited consolidated balance sheet of the Company at April 30, 1997 and unaudited consolidated statement of income for the four months ended April 30, 1997, and unaudited notes to the consolidated financial statements which appear at pages F-1 through F-3.

                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ADVANTAGE MARKETING SYSTEMS, INC.
                                   (Registrant)


                                   By: /s/ ROGER P. BARESEL
                                      ------------------------------------
                                       Roger P. Baresel, President

Date: June 24, 1997

                       ADVANTAGE MARKETING SYSTEMS, INC.
                     (FORMERLY AMS, INC.) AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEET
                                APRIL 30, 1997
                                  (UNAUDITED)

                             ASSETS
                             ------
CURRENT ASSETS:
Cash.............................................................. $   861,473
Receivables - net of allowance of $25,804.........................      66,988
Receivable from stock transfer agent..............................      27,888
Receivable from affiliate.........................................      13,304
Commission advances...............................................      26,957
Inventory.........................................................     442,028
Deferred income taxes.............................................     149,791
                                                                   -----------
    Total current assets..........................................   1,588,429

COMMISSION ADVANCES...............................................       4,341
RECEIVABLES.......................................................      16,918
RECEIVABLE FROM AFFILIATE.........................................      50,286
PROPERTY AND EQUIPMENT, net of accumulated
    depreciation of $358,035......................................     432,961
GOODWILL, Net.....................................................   1,769,952
COVENANTS NOT TO COMPETE, Net.....................................     564,418
DEFERRED INCOME TAXES.............................................     314,810
OTHER ASSETS......................................................      91,910
                                                                   -----------
    Total Assets.................................................. $ 4,834,025
                                                                   ===========

             LIABILITIES & STOCKHOLDERS' EQUITY
             ----------------------------------

CURRENT LIABILITIES:
Accounts payable.................................................. $   343,065
Accrued expenses..................................................     383,815
Accrued promotion expense.........................................      11,065
Notes payable.....................................................      14,589
Capital lease obligations.........................................      81,844
                                                                   -----------
    Total current liabilities.....................................     834,378

LONG-TERM LIABILITIES:
Notes payable.....................................................      17,305
Capital lease obligations.........................................     244,677
                                                                   -----------
TOTAL LIABILITIES.................................................     261,982

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
Preferred stock - $.0001 par value;
  authorized 5,000,000 shares; none issued........................          --
Common stock - $.0001 par value; authorized 495,000,000 shares;
  issued and outstanding 2,657,416................................         266
Paid-in capital...................................................   4,740,343
Accumulated deficit...............................................  (1,002,944)
                                                                   -----------
Total stockholders' equity........................................   3,737,665
                                                                   -----------
    Total liabilities and stockholders' equity.................... $ 4,834,025
                                                                   ===========

                      SEE NOTES TO FINANCIAL STATEMENTS.

                       ADVANTAGE MARKETING SYSTEMS, INC.
                     (FORMERLY AMS, INC.) AND SUBSIDIARIES
                       CONSOLIDATED STATEMENT OF INCOME
                   FOR THE FOUR MONTHS ENDED APRIL 30, 1997
                                  (UNAUDITED)

Net sales............................................. $2,794,427
Cost of sales.........................................  1,986,229
                                                       ----------
    Gross profit......................................    808,198

Marketing, distribution and administrative expenses...    724,115
                                                       ----------
    Income from operations............................     84,083

Other income (expense):
Interest, net.........................................     (2,917)
Other income..........................................     11,066
                                                       ----------
    Total other income (expense)......................      8,149
                                                       ----------

INCOME BEFORE TAXES...................................     92,232

INCOME TAX EXPENSE....................................     35,011
                                                       ----------

NET INCOME............................................ $   57,221
                                                       ==========

WEIGHTED AVERAGE NUMBER
    OF COMMON SHARES (thousands)......................      3,210

NET INCOME PER COMMON SHARE...........................       $.02
                                                       ==========


                      SEE NOTES TO FINANCIAL STATEMENTS.

                       ADVANTAGE MARKETING SYSTEMS, INC.
                     (FORMERLY AMS, INC.) AND SUBSIDIARIES
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   FOR THE FOUR MONTHS ENDED APRIL 30, 1997
                                  (UNAUDITED)

1.   UNAUDITED INTERIM FINANCIAL STATEMENTS

     Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted from these statements. The accompanying financial statements and related notes should be read in conjunction with the audited consolidated financial statements of the Company, and notes thereto, for the fiscal year ended December 31, 1996.

     The information furnished reflects, in the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the results of the interim periods presented. Operating results of the interim period are not necessarily indicative of the amounts that will be reported for the fiscal year ending December 31, 1997.

2.   RECENT ACQUISITION

     Pursuant to an Asset Purchase Agreement having an effective date of April 16, 1997 (the "Purchase Agreement"), Advantage Marketing Systems, Inc. (the "Company") acquired all of the assets of Stay 'N Shape International, Inc., a Georgia corporation ("SSII"), Solution Products International, Inc., a Georgia corporation ("SPII"), Nation of Winners, Inc., a Georgia corporation ("NWI"), Now International, Inc., a Georgia corporation ("NII"), (collectively SSII, SPII, NWI and NII are referred to as the "Selling Group"), free and clear of any lien, charge, claim, pledge, security interest or other encumbrance of any type or kind whatsoever, known or unknown (the "SSII Asset Purchase"). The SSII Asset Purchase was closed on April 16, 1997. The SSII Asset Purchase has been accounted for under the purchase method of accounting. Each company in the Selling Group is a network marketer of various third-party manufactured nutritional supplements and was under common ownership.

     Pursuant to the Asset Purchase Agreement and in connection with the SSII Asset Purchase, the Company paid cash of $1,174,584 and issued and delivered 125,984 shares of the Company's common stock at closing and agreed to either issue and deliver additional shares of the Company's common stock having an aggregate market value equal to, or make cash payments of, or at the Company's sole option any combination thereof, $750,000 and $1,050,000 on or before June 29, 1998, and May 30, 1999, respectively. The $750,000 aggregate market value of the additional shares of the Company's common stock and/or cash payment is subject to a reduction adjustment in the event gross revenues, net of returns and allowances, during the 12-month period ended April 30, 1998, from (i) sales (other than Choc-Quilizer)/TM/ of the purchased network marketing organization and sales to Market America, Inc. (an unrelated network marketing company) and sales to retail outlet stores, are less than $2,500,000 and/or (ii) the Company's sales of Choc-Quilizer/TM/ are less than $4,000,000 during such 12-month period. Furthermore, the $1,050,000 aggregate market value of the additional shares of the Company's common stock and/or cash payment is subject to a reduction adjustment in the event gross revenues, net of returns and allowances, during the 12-month period ended March 31, 1999, from (i) sales (other than Choc-Quilizer)/TM/ of the purchased network marketing organization and sales to Market America, Inc. (an unrelated network marketing company) and sales to retail outlet stores, are less than $5,000,000 and/or (ii) the Company's sales of Choc-Quilizer/TM/ are less than $8,000,000 during such 12-month period. The value of the Company's common stock to be issued and delivered will be based upon the average of the closing prices of the Company's common stock on the last three trading days of the month preceding the month in which the applicable 12-month period ends.